                                                                EXHIBIT 99.11(b)

                   SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP

  We hereby consent to the reference to our firm included in the prospectus filed as part of Registration Statement No. 33-6486.



                                   SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP



New York, New York
April 21, 1998